UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: December 15, 2006
(Date of earliest event reported)
ORIGEN FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	Commission File No. 000-50721	20-0145649
(State of incorporation)		(IRS Employer I.D. No.)
27777 Franklin Road
Suite 1700
Southfield, Michigan 48034
(Address of principal executive offices)
(248) 746-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year
(a)	On December 15, 2006, the Board of Directors of Origen Financial, Inc. amended Article III, Section 5 of Origen’s bylaws to provide that 50% or more of the total number of authorized directors constitutes a quorum of the board. Before the amendment, a majority of the total number of authorized directors constituted a quorum. The board also amended Article III, Section 7 of the bylaws to provide that the board may not take any action without the affirmative vote of at least three directors. This summary of the amendments to the bylaws is qualified in its entirety by reference to the Amendments to the Bylaws of Origen Financial, Inc. attached as Exhibit 3.1 to this report.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

3.1	Amendments to the Bylaws of Origen Financial, Inc. effective December 15, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2006	Origen Financial, Inc.
	By:	/s/ W. Anderson Geater, Jr.
W. Anderson Geater, Jr., Chief Financial Officer

ORIGEN FINANCIAL, INC.
EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendments to the Bylaws of Origen Financial, Inc. effective December 15, 2006